PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

SUMMARY PROSPECTUS

July 31, 2013 (as supplemented August 16, 2013)

Share Class:	Inst	P	Admin	D	A	C
Ticker:	PEFIX	PEFPX	PEFAX	PEFDX	PEFFX	PEFCX

Before you invest, you may want to review the Fund's prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to pimcoteam@bfdsmidwest.com. The Fund's prospectus and Statement of Additional Information, both dated July 31, 2013, as supplemented, along with the financial statements included in the Fund's most recent annual report to shareholders dated March 31, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks total return which exceeds that of its benchmark.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 61 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C
Management Fees[1]	1.25%	1.35%	1.25%	1.40%	1.40%	1.40%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	0.25%	1.00%
Total Annual Fund Operating Expenses[1]	1.25%	1.35%	1.50%	1.65%	1.65%	2.40%
[1]

Effective October 1, 2013, the supervisory and administrative fee for the Fund, stated as a percentage of the Fund's average daily net assets, will decrease by 0.10%. Accordingly, effective October 1, 2013, the management fee for Institutional Class, Class P, Administrative Class, Class D, Class A and Class C shares will be 1.15%, 1.25%, 1.15%, 1.30%, 1.30% and 1.30%, respectively. Therefore, effective October 1, 2013, the Total Annual Fund Operating Expenses for Institutional Class, Class P, Administrative Class, Class D, Class A and Class C shares will be 1.15%, 1.25%, 1.40%, 1.55%, 1.55% and 2.30%, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class, Class D, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$127	$397	$686	$1,511
Class P	$137	$428	$739	$1,624
Administrative Class	$153	$474	$818	$1,791
Class D	$168	$520	$897	$1,955
Class A	$536	$876	$1,238	$2,256
Class C	$343	$748	$1,280	$2,736

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$127	$397	$686	$1,511
Class P	$137	$428	$739	$1,624
Administrative Class	$153	$474	$818	$1,791
Class D	$168	$520	$897	$1,955
Class A	$536	$876	$1,238	$2,256
Class C	$243	$748	$1,280	$2,736

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 399% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the MSCI Emerging Markets Index (Net Dividends in USD) (the "Benchmark") by investing under normal circumstances in derivatives based on the Enhanced RAFI® Emerging Markets Strategy Index ("Enhanced RAFI® EM") backed by a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Enhanced RAFI® EM is constructed using the Fundamental Index® methodology, which is a patented, innovative indexing approach developed by Research Affiliates, LLC. The methodology weights companies by fundamental factors – including sales, cash flows, dividends and book value, with additional screens for quality of earnings, financial distress and other parameters – in an effort to enhance returns. In managing the Fund's investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Benchmark is a market capitalization weighted index that is designed to measure equity market performance of emerging markets. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund is normally expected to primarily use Enhanced RAFI® EM derivatives in place of Enhanced RAFI® EM stocks to attempt to equal or exceed the daily performance of the Benchmark. The values of Enhanced RAFI® EM derivatives closely track changes in the value of Enhanced RAFI® EM. However, Enhanced RAFI® EM derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund's sub-adviser, provides investment advisory services in connection with the Fund's use of the Enhanced RAFI® EM by, among other things, providing Pacific Investment Management Company LLC ("PIMCO"), or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® EM for purposes of developing Enhanced RAFI® EM derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. The Fund seeks to remain invested in Enhanced RAFI® EM derivatives or Enhanced RAFI® EM stocks even when Enhanced RAFI® EM is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI® EM by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® EM from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund's sub-adviser facilitates the Fund's use of Enhanced RAFI® EM derivatives by providing model portfolios of Enhanced RAFI® EM securities to the Fund's swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI® EM to the Fund. Because Enhanced RAFI® EM is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. In addition to or instead of Enhanced RAFI® EM swaps, the Fund may invest in other derivative instruments, "baskets" of stocks, individual securities, and exchange-traded funds to maintain emerging markets equity exposure.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). With respect to the Fund's fixed income investments, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund's fixed income investments, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund's fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Enhanced RAFI® EM derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI® EM stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of two broad-based securities market indices and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of Class P shares (January 7, 2011), Administrative Class shares (May 31, 2012) and Class D, Class A and Class C shares (May 31, 2012), performance information shown in the table for that class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. Performance for Class A and Class C shares in the Average Annual Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Effective August 17, 2012, the Fund's broad-based securities market index is the MSCI Emerging Markets Index (Net Dividends in USD). The MSCI Emerging Markets Index (Net Dividends in USD) is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the global emerging markets. The MSCI Emerging Markets Index (Net Dividends in USD) consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. Prior to August 17, 2012, the Fund's primary benchmark was the FTSE RAFI® Emerging Markets Index. The FTSE RAFI® Emerging Markets Index is part of the FTSE RAFI Index Series, launched in association with Research Affiliates, LLC. As part of FTSE Group's range of non market-cap weighted indexes, the FTSE RAFI Index Series weights index constituents using four fundamental factors, rather than market capitalisation. These factors include dividends, cash flow, sales and book value. The FTSE RAFI® Emerging Markets Index is designed to provide investors with a tool to enable investment in emerging markets whilst using fundamental weightings methodology. The FTSE RAFI® Emerging Markets Index consists of the 350 companies with the largest RAFI fundamental values, selected from the constituents of the FTSE Emerging Markets Index. Prior to August 17, 2012, the Fund's secondary benchmark was the MSCI Emerging Markets Index. The Fund's new broad-based securities market index was selected as its use is more closely aligned with the expectations of Fund shareholders. The Lipper Emerging Market Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek long-term capital appreciation by investing primarily in emerging market equity securities, where "emerging market" is defined by a country's per-capita GNP or other economic measures. The Fund began operations on 11/26/08. Fund comparisons began on 11/30/08.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates in the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2013 is -14.81%. For the periods shown in the bar chart, the highest quarterly return was 41.65% in the Q2 2009, and the lowest quarterly return was -25.77% in the Q3 2011.

Average Annual Total Returns (for periods ended 12/31/12)

	1 Year	Since Inception (11/26/2008)
Institutional Class Return Before Taxes	28.19%	29.86%
Institutional Class Return After Taxes on Distributions(1)	25.04%	20.20%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	18.31%	20.21%
Class P Return Before Taxes	27.92%	29.68%
Class D Return Before Taxes	27.69%	29.34%
Class A Return Before Taxes	22.89%	28.14%
Class C Return Before Taxes	25.74%	28.38%
Administrative Class Return Before Taxes	27.93%	29.55%
MSCI Emerging Markets Index (Net Dividends in USD) (reflects no deductions for fees, expenses or taxes)	18.22%	21.36%
FTSE RAFI® Emerging Markets Index (reflects no deductions for fees, expenses or taxes)	15.58%	20.99%

Lipper Emerging Market Funds Average (reflects no deductions for taxes)	18.28%	19.67%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since November 2008.

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, Class P, Administrative Class and Class D

The minimum initial investment for Institutional Class, Class P or Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

The minimum initial investment for Class D shares of the Fund is $1,000, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The minimum subsequent investment for Class D shares is $50.

You may sell (redeem) all or part of your Institutional Class, Class P, Administrative Class and Class D shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by mail to:
PIMCO Funds c/o BFDS Midwest
330 W. 9th Street, Kansas City, MO 64105

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Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to pimcoteam@bfdsmidwest.com

Class A and Class C

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions paid by the Fund that are properly designated as "exempt interest dividends" normally will be exempt from federal income taxes, but may not be exempt from the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

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